Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

I have reviewed the Quarterly Report of International Baler Corp. on Form 10-Q for the quarter ended January 31, 2013 (the “Report”);

To the best of my knowledge, the Report (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of International Baler Corporation during the period covered by this Report.

Date: March 13th 2013	International Baler
By: /s/ D. Roger Griffin
D. Roger Griffin Chief Executive Officer